                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of IXC Communications, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Ralph J. Swett and John J. Willingham, and each of them with full power to act without the other, his true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (unless revoked in writing) to sign the Company's Annual Report on Form 10-K, and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might and could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Dated:  March 19, 1997


                                      /s/ PHILLIP L. WILLIAMS
                                      ------------------------------------
                                          Phillip L. Williams

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of IXC Communications, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Ralph J. Swett and John J. Willingham, and each of them with full power to act without the other, his true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (unless revoked in writing) to sign the Company's Annual Report on Form 10-K, and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might and could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Dated:  March 20, 1997


                                      /s/ JOE C. CULP
                                      ------------------------------------
                                          Joe C. Culp

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of IXC Communications, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Ralph J. Swett and John J. Willingham, and each of them with full power to act without the other, his true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (unless revoked in writing) to sign the Company's Annual Report on Form 10-K, and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might and could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Dated:  March 19, 1997


                                      /s/ RICHARD D. IRWIN
                                      ------------------------------------
                                          Richard D. Irwin

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of IXC Communications, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Ralph J. Swett and John J. Willingham, and each of them with full power to act without the other, his true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (unless revoked in writing) to sign the Company's Annual Report on Form 10-K, and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might and could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Dated:  March 19, 1997


                                      /s/ WOLFE H. BRAGIN
                                      ------------------------------------
                                          Wolfe H. Bragin

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of IXC Communications, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Ralph J. Swett and John J. Willingham, and each of them with full power to act without the other, his true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (unless revoked in writing) to sign the Company's Annual Report on Form 10-K, and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might and could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Dated:  March 20, 1997


                                      /s/ CARL W. MCKINZIE
                                      ------------------------------------
                                          Carl W. McKinzie